                                                                   Exhibit 10.29

                                                                  EXECUTION COPY
                                                                  --------------

                                 COMPLETEL LLC

                            FIRST OMNIBUS AMENDMENT
                            -----------------------

          This First Omnibus Amendment (this "Amendment") is made and entered
                                              ---------
into as of March 24, 2000, by and among CompleTel LLC (the "Company") and the
                                                            -------
other Persons listed on the signature pages hereto (the "Parties").
                                                         -------

          WHEREAS, the Parties, as members of the Company, are party to a Third Amended and Restated Limited Liability Company Agreement of the Company, dated as of November 23, 1999 (the "LLC Agreement").
                              -------------

          WHEREAS, the Company and some or all of the Parties are party to each of the following documents: (i) a Second Amended and Restated Equity Purchase Agreement dated as of November 23, 1999 (the "Purchase Agreement"); (ii) a
                                              ------------------
Second Amended and Restated Securityholders Agreement (the "Securityholders
                                                            ---------------
Agreement"); (iii) a Second Amended and Restated Registration Agreement (the
---------
"Registration Agreement"); and (iv) a Second Amended and Restated Performance
-----------------------
Vesting Agreement (the "Performance Vesting Agreement").
                        -----------------------------

          WHEREAS, the Company has entered into Executive Securities Agreements or Employee Securities Agreements with certain employees of the Company and its Subsidiaries (collectively, the "Executive Securities Agreements").
                                 -------------------------------

          WHEREAS, The LLC Agreement, the Purchase Agreement, the Securityholders Agreement, the Registration Agreement, and the Executive Securities Agreements are referred to herein collectively as the "Agreements."
                                                                  ----------
Capitalized terms not otherwise defined herein which are used (i) in Section 2 hereof have the meanings given to such terms in the LLC Agreement, (ii) in
Section 3 hereof have the meanings given to such terms in the Securityholders Agreement, (iii) in Section 4 hereof have the meanings given to such terms in the Registration Agreement, (iv) in Section 5 hereof have the meanings given to such terms in the Performance Vesting Agreement, (v) in Section 6 hereof have the meanings given to such terms in the Executive Securities Agreements, and
(vi) elsewhere in this Amendment have the meanings given to such terms in the Purchase Agreement.

          WHEREAS, CompleTel Europe N.V. ("CompleTel Europe"), a Subsidiary of
                                           ----------------
the Company, has filed a registration statement on Form F-1 with the Securities and Exchange Commission covering CompleTel Europe's proposed issuance of its ordinary shares to the public (the "Proposed IPO").
                                    ------------

          WHEREAS, in connection with the Proposed IPO, the Company and the Parties desire to amend and supplement certain provisions of the Agreements as provided herein.
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          NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          Section 1.     Amendments to Purchase Agreement.  Upon the
                         --------------------------------
consummation of the Proposed IPO, the following provisions of the Purchase Agreement will be deemed to be amended and supplemented as follows:

          (a) Solely for purposes of Sections 6C (Restrictive Covenants), 6D (Affirmative Covenants), 6G (Intellectual Property Rights), and 6H (Public Disclosures) of the Purchase Agreement, the term "Subsidiary" as used therein shall be deemed not to include CompleTel Europe or any of its Subsidiaries (the "Excluded Entities"). As a result, the provisions of Sections 6C, 6D, 6G, and
 -----------------
6H will thereafter no longer apply to actions or inactions of the type enumerated therein with respect to the Excluded Entities, but such Sections will continue to apply in full force to actions or inactions of the type enumerated therein with respect to the Company or any of its Subsidiaries other than the Excluded Entities.

          (b) Solely for purposes of Section 7 (Purchasers' Put Rights) of the Purchase Agreement, the term "Qualified Public Offering" as used therein will be deemed to include the Proposed IPO. As a result, the put rights of the holders of Purchaser Securities under Section 7 of the Purchase Agreement will terminate upon the consummation of the Proposed IPO.

          Section 2.     Amendments to LLC Agreement.  Upon the consummation of
                         ---------------------------
the Proposed IPO, the following provisions of the LLC Agreement will be deemed to be amended and supplemented as follows:

          (a) Solely for purposes of Section 4.1(i) (Mandatory Conversion) of the LLC Agreement, the term "Qualified Public Offering" as used therein will be deemed to include the Proposed IPO. As a result, all outstanding Preferred Units will be converted in accordance with the provisions of Section 4.1 of the LLC Agreement contemporaneously with the consummation of the Proposed IPO; it
                                                                           --
being understood that such conversion will only be effected at the time of and
----------------
subject to the closing of the sale of shares pursuant to the Proposed IPO.

          (b) In connection with the conversion of the Preferred Units described under paragraph (a) above, the Company will be required pursuant to Section 4.1(a)(v)(B) of the LLC Agreement to pay to each converting holder in cash an amount equal to the accrued but unpaid Preferred Yield with respect to each Preferred Unit converted by such holder. The Company may at its option satisfy such payment obligation by issuing to each converting holder an additional number of Common Units (the "Additional Common Units"), such that, immediately
                             -----------------------
after the conversion and the issuance of the Additional Common Units to all converting holders, the Additional Common Units held by each such converting holder will represent beneficial ownership of a number of the ordinary shares of CompleTel Europe held indirectly by the Company equal to the quotient of (x) the amount of Preferred Yield to be paid to such converting holder in the form of Common Units, divided by (y) the gross offering price per CompleTel Europe
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ordinary share at which such shares are sold to the public in the Proposed IPO.

                                      -2-
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          (c) The first sentence of Section 3.1(j) of the LLC Agreement will be amended by inserting the following language at the end of such sentence: "; provided that the Company will not be required to make such a Distribution of
--------
publicly traded securities with respect to any Units that are (i) subject to performance vesting or forfeiture under the provisions of the Performance Vesting Agreement or (ii) subject to time vesting under the provisions of the Executive Securities Agreements, so long as such Units continue to be subject to any such restrictions."

          Section 3.     Amendments to Securityholders Agreement.  Upon the
                         ---------------------------------------
consummation of the Proposed IPO, the following provisions of the Securityholders Agreement will be deemed to be amended and supplemented as follows:

          (a) Solely for purposes of Section 2 (The Board) of the LLC Agreement, the term "Securityholder" as used therein will be deemed to refer only to MDCP, DeGeorge Holdings, Meritage, Allen, Holland, Dovey, Dovey Family Partners LLLP, Dovey LLC, Pearson, Haj Pearson LLC, Pearson LLC #2, Clevenger, Clevenger LLC, Clevenger Family LLLP, Lacey, and each of their respective Affiliates or transferees who hold Securityholder Securities. As a result, all other Securityholders will cease to be bound by the voting agreement set forth in
Section 2 of the LLC Agreement upon the consummation of the Proposed IPO.

          (b) Solely for purposes of the definition of the term "Management Equity" set forth in Section 8 (Definitions) of the LLC Agreement, clause (i) of such definition will be deleted in its entirety and replaced with the following language: "(i) the Common Units issued to Dovey, Pearson, Clevenger, and Lacey (and upon the termination of any such Person's employment with the Company and its Subsidiaries for any reason, any Key Employee of the Company succeeding to the position of such Person) under their Executive Securities Agreements (but not including any Un-Performance-Vested Securities), and". As a result, Common Units issued to employees of the Company other than Dovey, Pearson, Clevenger, Lacey, and their respective replacements, if any, will cease to be included in the definition of "Management Equity" upon the consummation of the Proposed IPO.

          Section 4.     Amendments to Registration Agreement.  Upon the
                         ------------------------------------
consummation of the Proposed IPO, the Registration Agreement will be deemed to be amended and supplemented by the terms of the First Supplement to Second Amended and Restated Registration Agreement, which is attached hereto as Exhibit
                                                                         -------
A (the "RA Supplement").  By operation of this Amendment, the RA Supplement will
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be incorporated into and become a part of the Registration Agreement and will become effective against the parties to the Registration Agreement at the time and in the manner set forth in Section 7 hereof. After CompleTel Europe has executed the signature page to the RA Supplement, such RA Supplement will be valid, binding, and effective against CompleTel Europe when such RA Supplement becomes effective as an amendment to the Registration Agreement as set forth in
Section 7 hereof.

          Section 5.     Amendments to Performance Vesting Agreement.  Upon the
                         -------------------------------------------
consummation of the Proposed IPO, the following provisions of the Performance Vesting Agreement will be deemed to be amended and supplemented as follows:

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

          (a) Solely for purposes of Section 4 (Performance Vesting of Cliff Management Securities) of the Performance Vesting Agreement, the term "Qualified Public Offering" as used therein will be deemed to include the Proposed IPO. As a result, the vesting of Cliff Management Securities and the forfeiture of Forfeitable Purchaser Securities described in Section 4 of the Performance Vesting Agreement to occur upon a Qualified Public Offering will occur upon the consummation of the Proposed IPO.

          (b) Solely for purposes of Section 3 (Performance Vesting of Slope Management Securities), any sale or transfer of any of the CompleTel Europe ordinary shares which are beneficially represented by the MDCP Securities (the "MDCP Ordinary Shares") will be deemed to be a sale or transfer of the portion
---------------------
of the MDCP Securities which beneficially represent such transferred MDCP Ordinary Shares, and any consideration received by or distributed to MDCP from the sale or transfer of such MDCP Ordinary Shares will be deemed to be consideration received by MDCP from the deemed sale or transfer of the MDCP Securities which beneficially represent such transferred MDCP Ordinary Shares. By way of example, if, after the consummation of the Proposed IPO, (i) 50% of the MDCP Ordinary Shares were sold by the Company or its Subsidiaries to a third party and the proceeds from such sale were distributed to MDCP, MDCP would for purposes of Section 3 of the Performance Vesting Agreement be deemed to have sold 50% of the MDCP Securities for consideration equal to the amount of such distributed proceeds, or (ii) 50% of the MDCP Ordinary Shares were distributed to MDCP, and MDCP sold such MDCP Ordinary Shares to a third party, MDCP would for purposes of Section 3 of the Performance Vesting Agreement be deemed to have sold 50% of the MDCP Securities for consideration equal to the amount of consideration received by MDCP upon the sale of such MDCP Ordinary Shares.

          Section 6.     Accelerated Vesting under Executive Securities
                         ----------------------------------------------
Agreements.
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          (a) Upon consummation of the Proposed IPO, (i) each Executive
Securities Agreement to which one of the Parties is a party will be amended and supplemented as set forth in paragraph (b) below, (ii) with respect to any other Executive Securities Agreement, the Company accepts, acknowledges, and agrees that it will be bound to interpret and enforce such Executive Securities Agreement as if such agreement were amended and supplemented as set forth in paragraph (b) below. The Parties hereto accept, acknowledge, and agree that the provisions of clause (ii) of the preceding sentence (and, by reference, paragraph (b) below) are intended for the benefit of certain employees of the Company and its Subsidiares who are party to Executive Securities Agreements but not Party hereto, that such Persons are third-party beneficiaries of such provisions, and that such provisions will be enforceable by such Persons as provided herein.

          (b) Solely for purposes of the vesting provisions of the Executive Securities Agreements, the term "Qualified Public Offering" as used therein will be deemed to include the Proposed IPO. As a result, (i) the performance vesting of any Replication Securities which is to occur upon the consummation of a Qualified Public Offering will occur upon the consummation of the Proposed IPO, and (ii) the acceleration of time vesting of any Executive Securities which is to occur upon the consummation of a Qualified Public Offering will occur upon the consummation of the Proposed IPO.

          Section 7.     Effectiveness of Amendment.
                         --------------------------

          (a) This Amendment will be valid, binding, and effective against each Party as to all Agreements when it has been signed by such Party. Pursuant to the respective amendment provisions of each of the Agreements, this Amendment will be valid, binding, and effective against all parties to a particular Agreement (including the Parties) when it has been signed by Parties constituting the requisite vote required to amend such Agreement pursuant to the amendment provisions thereof.

          (b) The Agreements will be deemed to be amended, supplemented, and modified as set forth in this Amendment only: (i) upon the consummation of the Proposed IPO, and (ii) if the proceeds (net of underwriting discounts and
              ---
commissions) received by CompleTel Europe in exchange for the ordinary shares issued in the Proposed IPO equal or exceed $60 million, and (iii) if the price
                                                        ---
per CompleTel Europe ordinary share paid to CompleTel Europe in such Proposed IPO equals or exceeds the product of (x) 3.0 times (y) the quotient of (A) the
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aggregate capital contributions made on or prior to the date of such Proposed
IPO with respect to all Purchaser Securities then outstanding which are derived from the Series A Preferred Units, divided by (B) the number of CompleTel Europe ordinary shares beneficially represented by all Purchaser Securities (on a fully diluted, as-if-converted basis) outstanding immediately prior to the consummation of such Proposed IPO which are derived from the Series A Preferred Units.

          (c) This Amendment will terminate and be of no further force and effect if the Proposed IPO, meeting the requirements set forth in paragraph (b) above, has not been consummated on or prior to April 30, 2000 (or such later termination date as may be agreed to in writing by the Company, MDCP, and DeGeorge Holdings).

          (d) The provisions of the Agreements will be amended, supplemented, or modified only as expressly set forth in this Amendment. After the consummation of the Proposed IPO, the Agreements will continue in full force and effect as amended hereby.

          Section 8.     Miscellaneous.
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          8.1  Counterparts.  This Amendment may be executed in two or more
               ------------
counterparts, any one of which need not contain the signatures of more than one Party hereto, but each of which will be considered an original and all of which taken together will constitute one and the same Amendment.

          8.2  Descriptive Headings; Exhibit.  The descriptive headings of this
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Amendment are inserted for convenience only and do not constitute a substantive part of this Amendment. The Exhibit hereto is an integral part of this Agreement, and such Exhibit is by this reference incorporated herein and made a part hereof.

          8.3  Governing Law.  All issues and questions concerning the
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construction, validity, enforcement and interpretation of this Amendment will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any

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choice of law or conflict of law rules or provisions (whether of the State of
Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          8.4  Delivery by Facsimile.  This Amendment, the agreements referred
               ---------------------
to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such agreement or instrument, each other Party hereto or thereto will reexecute original forms thereof and deliver them to all other Parties. No Party hereto or to any such agreement or instrument will raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                         *    *     *    *

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          IN WITNESS WHEREOF, the Parties hereto have executed this Omnibus
Amendment as of the date first written above.

                         COMPANY:
                         --------

                         COMPLETEL, LLC

                         By  ____________________________________________
                              James E. Dovey, its Chairman and CEO


                         PARTIES:
                         --------

                         DeGEORGE TELCOM HOLDINGS LIMITED
                         PARTNERSHIP

                         By DeGeorge Telcom, LLC, its general partner

                         By       /s/ Lawrence F. DeGeorge
                             --------------------------------------------
                               Lawrence F. DeGeorge, its Manager


                         MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                         By Madison Dearborn Partners II, L.P., its general
                            partner

                         By Madison Dearborn Partners, Inc., its general partner

                         By      /s/ Paul Finnegan
                             --------------------------------------------

                         Its             Managing Director
                               ------------------------------------------


                         MERITAGE PRIVATE EQUITY FUND, L.P.

                         By Meritage Investment Partners, LLC, its general
                            partner

                         By: ___________________________________________
                              Managing Member


                         _____________________________________________
                         James C. Allen

                         _____________________________________________
                         Royce J. Holland

                         _____________________________________________
                         George T. Laub


                         _____________________________________________
                         Reed E. Hundt


                         DOVEY FAMILY PARTNERS LLLP


                         By  _________________________________________
                              James E. Dovey, its general partner


                         DOVEY COMPANY LLC


                         By  _________________________________________
                              James E. Dovey, its manager



                         _____________________________________________
                         James E. Dovey



                         _____________________________________________
                         William H. Pearson



                         _____________________________________________
                         Richard N. Clevenger



                         _____________________________________________
                         David E. Lacey

                         HAJ PEARSON LLC


                         By  _________________________________________
                              William H. Pearson, its manager



                         HAJ LLC


                         By  _________________________________________
                              William H. Pearson, its manager



                         CLEVENGER COMPANY LLC


                         By  _________________________________________
                              Richard N. Clevenger, its manager



                         CLEVENGER FAMILY LLLP


                         By  _________________________________________
                              Richard N. Clevenger, its general partner

                         _____________________________________________
                         Emile Karafiol


                         _____________________________________________
                         William S. Kirsch


                         NORTHWESTERN UNIVERSITY


                         By  __________________________________________

                         Its   ________________________________________


                         SILVER CROSS INVESTORS LLC


                         By  __________________________________________

                         Its   ________________________________________

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